Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David G. DeWalt certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of McAfee, Inc. on Form 10-Q for the quarterly period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of McAfee, Inc.

By:	/s/ David G. DeWalt
    Name:     David G. DeWalt

Title:	President and Chief Executive Officer

August 7, 2008

I, Albert A. “Rocky” Pimentel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of McAfee, Inc. on Form 10-Q for the quarterly period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of McAfee, Inc.

By:	/s/ Albert A. “Rocky” Pimentel
    Name:     Albert A. “Rocky” Pimentel

Title:	Chief Financial Officer and Chief
Operating Officer

August 7, 2008